UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2012 (December 28, 2011)

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

900 NW 63rd Street, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)

(405) 935-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 4, 2012, Chesapeake Midstream Partners, LP (the “Partnership”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, that it had acquired from Chesapeake Midstream Development, L.P. (“CMD”), a wholly owned subsidiary of Chesapeake Energy Corporation, and certain of its affiliates, all of the issued and outstanding common units of Appalachia Midstream Services, L.L.C. (“Appalachia Midstream”) for total consideration, which is subject to a customary post-closing working capital adjustment, of $879 million, consisting of 9,791,605 common units and $600 million in cash that was financed with a draw on the Partnership’s revolving credit facility. Through the acquisition of Appalachia Midstream, the Partnership operates 100% of, and owns an approximate average 47% interest in 10 gas gathering systems that consist of approximately 200 miles of gas gathering pipeline in the Marcellus Shale. Appalachia Midstream operates under 15-year fixed fee gathering agreements which include significant acreage dedications and annual fee redetermination. In addition, CMD has committed to pay the Partnership quarterly any shortfall between actual EBITDA from Appalachia Midstream and specified targets, which targets total $100 million in 2012 and $150 million in 2013. The terms of the transaction were approved by the Board of Directors of the Partnership’s general partner and by the Board’s Conflicts Committee. The acquisition closed on December 29, 2011.

The historical Appalachia Midstream financial statements include the assets that were purchased by the Partnership as well as assets that were transferred to another CMD subsidiary prior to the Partnership acquisition of Appalachia Midstream.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to include the financial statements of Appalachia Midstream and the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01(d) of Form 8-K. No other modifications to the Initial Report are being made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Unaudited Condensed Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of and for the year ended December 31, 2010, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited Condensed Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010.

99.2	Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of and for the year ended December 31, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

By: Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels
Chief Financial Officer

Dated: February 14, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Unaudited Condensed Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of September 30, 2011 and December 31, 2010 and for the nine months ended September 30, 2011 and 2010.

99.2	Consolidated Financial Statements of Appalachia Midstream Services, L.L.C. as of and for the year ended December 31, 2010.

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Partnership as of and for the nine months ended September 30, 2011 and for the year ended December 31, 2010.